June 9, 2011

ALTERNATIVE STRATEGIES MUTUAL FUND

A series of Trust for Professional Managers

Supplement to Prospectus dated June 28, 2010

The Board of Trustees of Trust for Professional Managers (the “Trust”), at a meeting held on April 28, 2011, approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to its series, the Alternative Strategies Mutual Fund (the “Fund”).  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into a new series (the “New Fund”) of Northern Lights Funds Trust II, an open-end registered investment management company.  A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plan of Reorganization will be sent to shareholders of record as of May 10, 2011 in the near future.

If the Plan of Reorganization is approved at the special meeting of shareholders, shareholders of the Fund, upon the closing of the Reorganization, will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in the Fund at the time of Reorganization.  The Reorganization is expected to be tax-free to the Fund and its shareholders.  The New Fund would continue to be managed by Ascentia Capital Partners, LLC, the Fund’s current investment adviser, pursuant to substantially the same investment policies and strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.

Please retain this Supplement with your Prospectus for future reference.